                                                                     EXHIBIT 4.1


[GRAPHIC]


COMMON SHARES                                                      COMMON SHARES


INCORPORATED IN THE ISLANDS OF BERMUDA                                    SHARES
  UNDER THE COMPANIES ACT, 1981
                                                                CINS G3223R 10 8


                                   [GRAPHIC]

                            EVEREST RE GROUP, LTD.

THIS IS TO CERTIFY THAT



is the registered holder of

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF PAR VALUE US$0.01 EACH OF

EVEREST RE GROUP, LTD., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

   [signature]             [SEAL]                   [signature]
    SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



Countersigned and Registered:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                  Transfer Agent
                                                                   and Registrar

By

                                                            Authorized Signature
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ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF, AND ANY EXERCISE
OF VOTING RIGHTS WITH RESPECT TO, THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO ALL OF THE PROVISIONS OF THE BYE-LAWS OF THE COMPANY AS THEY MAY BE AMENDED FROM TIME TO TIME. THE COMPANY WILL FURNISH A COPY OF ITS BYE-LAWS TO
THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  -- as tenants in common             UNIF GIFT MIN ACT -- __________ Custodian _________
  TEN ENT  -- as tenants by the entireties                            (Cust)              (Minor)
  JT TEN   -- as joint tenants with right                           under Uniform Gifts to Minors
              of survivorship and not as                            Act _______________
              tenants in common                                             (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _____________________________________________________________
                            (fill in amount for purposes of stamp duty)

________________________________________________________________________________
                         (name in full of Transferor)

hereby sell, assign and transfer unto __________________________________________
                                             (name in full of Transferee)

________________________________________________________________________________

________________________________________________________________________________
                                   (address)

____________________________________________________ shares of the capital stock represented by the within Certificate, and does hereby constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares registered on the register of members of the within named Company with full power of substitution in the premises.



Dated ______________________________
in the presence of:

                                                      __________________________
                                                             (Transferor)
__________________________________________
                (witness)



Signature(s) Guaranteed:



_____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.